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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-174157) of Boingo Wireless, Inc. of our report dated April 13, 2012 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
April 13, 2012

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm